                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      FORTUNE DIVERSIFIED INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                      FORTUNE DIVERSIFIED INDUSTRIES, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 13, 2006

                    ----------------------------------------



Dear Shareholder:

The 2006 Annual Meeting of Shareholders (the "Annual Meeting") of Fortune Diversified Industries, Inc. (the "Company") will be held on Thursday, April 13, 2006, at 10:00 a.m., local time, at the Company's headquarters at 6402 Corporate Drive, Indianapolis, Indiana 46278 for the following purposes:

     1)   To re-elect six Directors;

     2) To ratify the selection of Somerset CPA's, P.C. as the Company's independent auditors for the Company's fiscal year ending August 31, 2006;

     3)   To approve and adopt the 2006 Equity Incentive Plan;

     4) To approve the amendment of the Company's Restated Articles of Incorporation for the purpose of changing the name of the Company to Fortune Industries, Inc.; and

     5) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors has set the close of business on February 17, 2006 as the record date (the "Record Date") for determining shareholders who are entitled to notice of the Annual Meeting and to vote. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. If you do not expect to be present at the Annual Meeting, please complete, date, sign and return the enclosed paper proxy card in the envelope provided for that purpose, which requires no postage if mailed in the United States. Your proxy may be revoked at any time prior to the meeting. If you are present at the meeting you may revoke your proxy at that time and exercise the right to personally vote your shares.

Our Annual Report, which includes our most recently filed Annual Report on Form 10-KSB is being mailed together with this Notice and Proxy Statement to all shareholders of record.


                                           Notice of the Annual Meeting is
                                           hereby given by order of the
                                           Board of Directors,

                                           John F. Fisbeck
                                           President and Chief Executive Officer

Indianapolis, Indiana
March 13, 2006

                      FORTUNE DIVERSIFIED INDUSTRIES, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278



                                TABLE OF CONTENTS


                                                                                               Page
                                                                                               ----
QUESTIONS AND ANSWERS ABOUT THIS MEETING ....................................................    1
PROPOSAL 1: RE-ELECTION OF DIRECTORS ........................................................    3
DIRECTOR NOMINATION PROCESS .................................................................    5
COMPENSATION OF DIRECTORS ...................................................................    5
PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS ......................    6
POLICIES RELATED TO PRINCIPAL ACCOUNTANT FEES AND SERVICES ..................................    7
THE AUDIT COMMITTEE .........................................................................    7
AUDIT COMMITTEE REPORT ......................................................................    8
PROPOSAL 3: ADOPTION AND APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN .........................    9
FEDERAL INCOME TAX CONSEQUENCES OF THE 2006 EQUITY INCENTIVE PLAN ...........................   12
PROPOSAL 4: APPROVAL OF THE AMENDMENT OF COMPANY'S RESTATED ARTICLES OF INCORPORATION .......   16
EXECUTIVE COMPENSATION ......................................................................   17
CONTROLLED COMPANY STATUS ...................................................................   18
STOCK PRICE PERFORMANCE GRAPH ...............................................................   19
SECTION 16 (a) BENEFICIAL OWNERSHIP COMPLIANCE REPORT .......................................   20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER
MATTERS .....................................................................................   20
CHANGES IN CONTROL ..........................................................................   23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ..............................................   23
CODE OF ETHICS ..............................................................................   24
FINANCIAL INFORMATION .......................................................................   24
SHAREHOLDER PROPOSALS .......................................................................   24
OTHER MATTERS ...............................................................................   25

                      FORTUNE DIVERSIFIED INDUSTRIES, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

                                 PROXY STATEMENT

In this Proxy Statement, Fortune Diversified Industries, Inc. is referred to as "we," "us," "the Company" or "Fortune." Management intends to mail this Proxy Statement and the accompanying form of proxy to the shareholders of record on or about March 13, 2006.


                    QUESTIONS AND ANSWERS ABOUT THIS MEETING

Q: WHY DID I RECEIVE THIS PROXY STATEMENT?

You received this Proxy Statement because our Board of Directors (the "Board") is soliciting your proxy to vote at the Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, April 13, 2006, at 10:00 a.m., local time, at 6402 Corporate Drive, Indianapolis, Indiana 46278.

This Proxy Statement summarizes the information you need to know to vote on an informed basis at the Annual Meeting; however, you do not need to attend the Annual Meeting to vote your shares.

Q: WHO MAY ATTEND THE ANNUAL MEETING?

All shareholders of record as of February 17, 2006 (the "Record Date") may attend.

Q: WHO IS ENTITLED TO VOTE AND WHAT ARE THEIR RIGHTS?

Only shareholders of record of our common stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of the common stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.

Q: HOW DO I VOTE?

You may attend the Annual Meeting and vote in person or you can vote by proxy. To vote by proxy, sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by either notifying our Secretary prior to the Annual Meeting or returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting. If you return your proxy but do not indicate your voting preferences, we will vote on your behalf FOR all Director nominees and all other proposals set forth in this Proxy Statement.

Q: HOW ARE PROXY CARD VOTES COUNTED?

Representatives of American Stock Transfer and Trust Company, our transfer agent, will count the votes received via mail and forward results to Amy Gallo, the Company's Chief Financial Officer, who will also count all votes made at the meeting.

Q: WHAT CONSTITUTES A QUORUM?

A quorum at the Annual Meeting shall consist of one-third (1/3) of the outstanding shares entitled to vote, represented either in person or by proxy. Abstentions and broker non-votes are not entitled to vote on any matter and, therefore, will have no effect against any proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares in the absence of such instructions.

As of the Record Date, there were 10,559,843 shares of the Company's common stock issued, outstanding and entitled to vote.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, it may mean you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.

Q: WHO PAYS THE COSTS OF SOLICITING PROXIES?

We will pay the costs of soliciting proxies. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such parties' out-of-pocket expenses.

Q. WHAT ARE THE BOARD'S RECOMMENDATIONS?

The recommendation of the Board is set forth with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

     o FOR the election of the nominated slate of Directors;

     o FOR the ratification of Somerset CPA's, P.C. as the Company's independent auditors for fiscal year 2006;

     o FOR the approval and adoption of the 2006 Equity Incentive Plan (the "Plan"); and

     o FOR the approval of the amendment of the Company's Restated Articles of Incorporation.

Q: WHAT DO I DO IF I HAVE ADDITIONAL QUESTIONS?

If you have any questions prior to the Annual Meeting, please contact the Company's Chief Financial Officer, Amy Gallo, at (317) 532-1374.

                     PROPOSAL 1: RE - ELECTION OF DIRECTORS

Our Board is currently comprised of six individuals, each with terms expiring at the 2006 Annual Meeting. The nominees have been recommended by our Board for re-election to serve as Directors for one-year terms until the 2007 Annual Meeting and/or until their successors are duly elected and qualified. The Board held four meetings in the fiscal year ended August 31, 2005. No Director attended fewer than seventy-five percent of such meetings.

All Director nominees are current Directors who are standing for re-election to the Board. If, at the time of this Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute candidate. The Board has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES FOR ELECTION FOR A ONE-YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with us currently held by each Director.

                                                                                    DIRECTOR
       NAME                         PRINCIPLE POSITION AND ROLE (AGE)                 SINCE
       ----                         ---------------------------------                 -----
John F. Fisbeck       Director, President and Chief Executive Officer (50)            2005
Carter M. Fortune     Treasurer, Chairman of the Board (62)                           2002
Harlan M. Schafir     Director, Chief Operating Officer (51)                          2003
Paul A. Rayl          Independent Director, Chairman of the Audit Committee (33)      2005
Nolan R. Lackey       Independent Director, Audit Committee Member (82)               2005
David A. Berry        Independent Director, Audit Committee Member (51)               2002

Set forth below are descriptions of the backgrounds and principal occupations of each of our Directors, and the period during which each has served as a Director. Also set forth is the biographical information for Amy E. Gallo, the Company's Chief Financial Officer.

John F. Fisbeck was elected President, Chief Executive Officer and Director of the Company on May 27, 2005. Prior to and during the period from August 2000 through May, 2004, Mr. Fisbeck was employed by Merrill Lynch as Senior Financial Advisor and after May 28, 2004 and until his appointment by the Company, he was employed by Wachovia Securities as Senior Financial Advisor/Branch Office Manager. Mr. Fisbeck graduated with a Bachelor of Science degree in business management from Indiana University.

Carter M. Fortune was appointed Chief Executive Officer and Chairman of the Board of the Company as of January, 2002. Mr. Fortune resigned as Chief Executive Officer on May 27, 2005 and was appointed Treasurer. Mr. Fortune has a Bachelor of Business Administration degree in marketing from the University of Cincinnati. He began his professional career at a leading national food brands company where after five years he had ascended to the position of Regional Marketing Manager. Mr. Fortune was then hired as Director of Marketing for a leading insurance and actuarial services provider where he served for three years. Mr. Fortune then began a period of about fifteen years where he was the owner and operator of a chain of retail stores. Concurrently Mr. Fortune began investing in, owning and operating numerous commercial and residential real estate developments; he continues to pursue such ventures.

Harlan M. Schafir was elected to the Company's Board on October 1, 2003 and was also appointed Chief Operating Officer of the Company as of that date. Mr. Schafir's term as Chief Operating Officer continues until September 30, 2006. In 1991, Mr. Schafir founded Professional Staff Management, Inc. ("PSM"), one of the first Professional Employer Organizations ("PEOs") in the state of Indiana. Under his leadership, PSM has experienced double-digit annual growth and has offices in Richmond, Indiana and Indianapolis, Indiana. Mr. Schafir has also helped PSM achieve annual client retention rates consistently above ninety-nine percent. He has been on the Board of Directors of NAPEO (National Association of Professional Employer Organizations) and will serve as Treasurer of that organization next year. Mr. Schafir has a Bachelor of Science degree in accounting from the University of South Florida.

Paul A. Rayl was elected to the Company's Board on May 17, 2005. Mr. Rayl also serves as Chairman of the Company's Audit Committee. Mr. Rayl has served as the Chief Financial Officer and Director of Operations for Technuity, Inc. ("Technuity") since October 2002. From October 2000 to October 2002, he served as Controller and Vice President of Finance of Technuity. Technuity is a virtual manufacturer of battery products and related accessories. Since its inception in 1999, Technuity, has experienced significant growth in the consumer electronics retail channel and along with winning distinction as an Ernst & Young Entrepreneur of the Year in 2002, was also named one of the ten fastest growing private companies in Indiana in both 2002 and 2003. Mr. Rayl has also served as Chief Financial Officer of Batteries.com, LLC ("Batteries.com") since its formation in December 2003. Batteries.com is a retailer of battery products and accessories to the general public via the internet. Prior to joining Technuity, Mr. Rayl was employed as a Certified Public Accountant by Ernst & Young, LLP where he specialized in providing auditing and assurance services for fast growing private and public start-up companies. Mr. Rayl graduated with honors with a Bachelor of Science degree in accounting from Indiana University.

Nolan R. Lackey was elected to the Company's Board on July 29, 2005. Mr. Lackey also serves on the Company's Audit Committee. A native of Oklahoma, Mr. Lackey holds a Bachelor degree from Oklahoma Baptist University and a Master's degree from Northwestern University and is a Fellow of the American College of Healthcare Administrators. He was awarded an Honorary LLD degree by Franklin College in 1967. In 1999, Mr. Lackey was proclaimed a Sagamore of the Wabash by Indiana Gov. Frank O'Bannon. He has served on numerous boards of directors and licensing councils throughout his career including the Board of Directors of Blue Cross/Blue Shield and its Executive Committee prior to that company's reorganization. Mr. Lackey founded Lackey Investments, LLC in 2000 and remains President of that entity.

David A. Berry was elected to the Company's Board on November 1, 2002. Mr. Berry also serves on the Company's Audit Committee. Mr. Berry began his professional career by starting his own underground utility trenching company in 1978, which he had grown into a national company when he sold it in 1984. Mr. Berry then worked as an operations manager for two years for a major national telecommunications utility until he started OSP Engineering ("OSP"), an outside telephone and cable systems contractor. Mr. Berry again grew OSP into a national company, with customers from Maine to California, which he sold in 1990. Mr. Berry was also one of the founding members of Citimark Communications, another wire infrastructure development company; he sold his interest to his partners and formed Shared Telecom Services in 1995. Mr. Berry grew Shared Telecom Services into a leading regional Competitive Local Exchange Carrier (CLEC) and shared tenant provider, he sold CLEC in 2000 to a large national utility.

Amy E. Gallo was elected to the Company's Board and became Chief Financial Officer and Secretary of the Company in December 2002. Mrs. Gallo began working with Fortune in January 2002 when DicksonHughes Group, LLC ("DicksonHughes") was acquired by the Company. She worked for DicksonHughes from November 1999 to January 2002 as Chief Financial Officer and Controller over their commercial real estate and telecommunications real estate acquisition divisions. Prior to joining DicksonHughes, Mrs. Gallo was the financial reporting manager for Tranex Credit Corp., an automobile finance company, from May 1997 to November 1999. Mrs. Gallo is a certified public accountant and is a member of the AICPA and Indiana CPA Society. Mrs. Gallo graduated with a Bachelor of Science degree in accounting from Indiana University.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES SET FORTH ABOVE.


                           DIRECTOR NOMINATION PROCESS

The Company does not have a Nominating Committee and, accordingly, does not have a Nominating Committee Charter. The Company's Board does not have a formal policy with regard to the consideration of any Director candidates recommended by shareholders. The Company's Board also has no formal procedures to be followed by shareholders in submitting recommendations of candidates for Director. However, nominations for Director may be made by our shareholders, provided such nominations comply with certain timing and information requirements set forth in our bylaws. Because Carter M. Fortune and John F. Fisbeck hold a majority of the voting power in the election of Directors, nominations of Directors are generally based on their recommendations.

The Company's Board does not have any specific, qualifications that it believes must be met by a Director nominee. The Company's Board evaluates whether the candidate's skills and experience are complementary to the existing Board members' skills and experience as well as the Board's need for operational, management, financial, international, technological or other expertise.

In general, the Company's Board will nominate existing Directors for re-election unless the Board has a concern about the Director's ability to perform his or her duties. In the event of a vacancy on the Board, the Company may use various sources to identify potential candidates, including the recommendations of the current Directors. Potential candidates are initially screened by the Chairman and/or by other persons as the Chairman designates. Following this process, if appropriate, information about the candidate is presented to and discussed by the full Board.


                            COMPENSATION OF DIRECTORS

Every Director is reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board and other Company business. Directors who are also employees of the Company receive no compensation for their services rendered as Directors. Mr. Berry and Mr. Rayl receive $1,000 per month as compensation for services as Directors and Mr. Lackey receives $250 per Board meeting that he attends. No compensation changes are expected for the remainder of fiscal year 2006.

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS

Our financial statements for the fiscal year ended August 31, 2005 were certified by Somerset CPA's, P.C. ("Somerset"). The following table sets forth the aggregate fees billed to the Company by Somerset:

                                Fiscal 2005      Fiscal 2004
                              -------------------------------
Audit Fees                    $      350,000    $     292,000
Audit Related Fees                   100,000           23,000
Tax Fees                             125,000           79,000
All Other Fees                             -                -
                              -------------------------------
                              $      575,000    $     394,000
                              ===============================


Audit Fees: The aggregate fees billed in each of the fiscal years ended August 31, 2005 and 2004 for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-KSB and 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Related Fees: The aggregate fees billed in each of the fiscal years ended August 31, 2005 and 2004 for professional services rendered by the principal accountant for audit related fees including, primarily, consultations on various accounting and reporting matters.

Tax Fees: The aggregate fees billed in each of the fiscal years ended August 31, 2005 and 2004 for professional services rendered by the principal accountant for tax compliance and tax advice related to new acquisitions for those fiscal years.

All Other Fees: For the fiscal years ended August 31, 2005 and 2004, the Company was not billed any additional fees for services by Somerset other than the services covered under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees" above.

All services listed were pre-approved by the Audit Committee and all auditing services were performed by Somerset employees. The Audit Committee has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Somerset's independence.

The Audit Committee has appointed Somerset to serve as the Company's independent registered public accountants for the fiscal year ending August 31, 2006, subject to ratification by the holders of our common stock. Representatives of Somerset are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

If shareholders do not ratify the selection of Somerset as our independent registered public accountants, or if prior to the 2007 Annual Meeting Somerset ceases to act as the Company's independent registered public accountants, then the Audit Committee will review alternatives in its selection of independent registered public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SOMERSET CPA'S, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.


           POLICIES RELATED TO PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has pre-approval policies and procedures, pursuant to which the Audit Committee approves the audit and permissible non-audit services provided by Somerset. The Audit Committee's pre-approval policy is as follows: consistent with the Audit Committee's responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee, some such services require specific approvals, whereas other services are granted general pre-approval. All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission`s ("SEC's") rules on auditor independence. The Chief Financial Officer will immediately report any breach of this policy that comes to the attention of the Chief Financial Officer or any member of management to the chairman of the Audit Committee. Pursuant to these procedures the Audit Committee approved the foregoing audit and permissible non-audit services provided by Somerset in 2005.


                               THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the quality, integrity and annual independent audit of the Company's financial statements and other matters set forth in the Charter for the Audit Committee, a copy of which is attached hereto as Appendix A.

The Company was not subject to the SEC's Audit Committee Requirements until July 31, 2005; as a result the Company's Audit Committee was not formed until the third quarter of 2005 and did not hold any meetings during fiscal year 2005. The Audit Committee is currently composed of three members, Paul A. Rayl, David A. Berry and Nolan R. Lackey, none of who are officers or employees of the Company or any parent or subsidiary of the Company. Further, no member of the Audit Committee has any other material relationship with the Company that would interfere with their exercise of independent judgment. The Board has determined that each of the members of the Audit Committee is "independent" and "financially sophisticated" as such terms are defined by The American Stock Exchange.

The Company's Board has determined that one member of the Audit Committee, Paul
A. Rayl, qualifies as an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K adopted pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Rayl has a Bachelor's degree in

Accounting and over ten years of experience in reading, interpreting and analyzing financial statements in his roles as more fully described in the above biographical information. Mr. Rayl also qualifies as "independent" as that term is used in Item 7(d) (3) (iv) of Schedule 14A of the Exchange Act.


                             AUDIT COMMITTEE REPORT

The following Audit Committee report describes the Audit Committee's discussions with the Company's independent auditors and the Audit Committee's review of the Company's audited financial statements.

Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which is attached hereto as Appendix A.

The Audit Committee has held discussions with management and the Company's independent auditors. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

Based on the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report of independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2005 as filed with the SEC.

                                             Audit Committee Members
                                             Paul A. Rayl, Chair
                                             Nolan R. Lackey
                                             David E. Berry

                    PROPOSAL 3: APPROVAL AND ADOPTION OF THE
                           2006 EQUITY INCENTIVE PLAN

The Board has approved the implementation of the Fortune Diversified Industries, Inc. 2006 Equity Incentive Plan (the "Plan") subject to shareholder approval. The Plan is being submitted for approval by shareholders at the Annual Meeting. If approved by shareholders, the Plan will be effective as of February 24, 2006 (the "Effective Date").

The following description of the Plan is a summary only and is qualified by the terms of the Plan itself, a copy of which is attached to this Proxy Statement as Appendix B.

BACKGROUND

The purpose of the Plan is to link the personal interests of the officers, employees, Directors, and consultants of the Company and its subsidiaries to those of Company shareholders. The Plan provides such individuals with an incentive, in the form of restricted share units, performance units, option rights and stock appreciation rights for outstanding performance to generate excellent returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of officers, employees, Directors and consultants of the Company, upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

As of the Effective Date, no awards have been granted under the Plan. Shareholder approval of the Plan is required for purposes of complying with the shareholder approval requirements for the listing of shares on The American Stock Exchange, in order to grant "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to give the Company the flexibility to grant awards that qualify as "qualified performance based compensation" under Section 162(m) of the Code.

ELIGIBILITY

The persons eligible to receive awards under the Plan are the officers, Directors, employees, and consultants of the Company or any of its subsidiaries, however incentive stock options can only be granted to persons who are employed by the Company. The selection of participants and the nature and size of grants and awards under the Plan are within the discretion of the Board (or a committee or subcommittee thereof selected by the Board), subject to the terms of the Plan. The Plan provides for the grant of restricted share unit awards, performance unit awards, incentive stock options that qualify under Section 422 of the Code, non-qualified options, and stock appreciation rights ("SARs"), each as described in the Plan. As a result of the variables discussed within this paragraph the level of benefits or types of benefits that would have been received by the participants had the Plan been in effect during the last completed fiscal year cannot be determined.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS

The number of shares of Common Stock that may be issued or transferred (i) as restricted share units, (ii) in payment of performance units that have been earned or (iii) upon the exercise of incentive stock options or non-qualified stock options or SARs made under this Plan shall not exceed in the aggregate 1,000,000 shares of common stock of the Company. The number of shares of common stock of the Company that may be issued or transferred as incentive stock options shall not exceed in the aggregate 250,000 shares of common stock of the Company. If any award under the Plan is forfeited, cancelled, or expires, the shares associated with the award will be available for future grants. Shares of common stock of the Company subject to this Plan may be unissued shares or acquired shares. To the extent shares of common stock are issued under the Plan from unissued shares, the percentage ownership of the outstanding shares of common stock of the Company held by the then existing shareholders of the Company may decrease. In the event of a corporate transaction, such as a merger, stock dividend, stock split or other relevant change that affects the shares of Common Stock, the Board may make appropriate adjustments to the number of authorized shares available under the Plan.

TERM

The duration of this Plan is limited to ten years from February 24, 2006. Unless this Plan is earlier terminated, this Plan will remain in effect until February 24, 2016 or until all shares subject to this Plan are distributed, whichever happens first. No awards may be granted under this Plan after February 24, 2016, but grants made before that date may continue to vest and be exercisable after that date.

This Plan may be wholly or partially suspended or terminated at any time or from time to time by the Board. Except as expressly permitted by the terms of this Plan, neither the suspension nor termination of this Plan shall, without the consent of the affected participant, alter or impair any rights or obligations under any grant theretofore granted to that participant.

RESTRICTED SHARE UNITS

Each restricted share unit grant shall be issued pursuant to an agreement which shall contain such terms and conditions as the Board shall determine. The terms and conditions of restricted share unit agreements may include a restriction period, as determined by the Board at the date of grant, and the Board may impose such restrictions or conditions to the vesting of the restricted share units as it deems appropriate, during any restriction period, and the participant shall have no right to transfer or encumber his or her award and, unless otherwise provided in the agreement, shall have no rights of ownership in the restricted share units and shall have no right to the dividends or to vote them. A restricted share unit award may be settled by the delivery of cash, shares of common stock of the Company, or both. Except as otherwise provided in the award agreement, restricted share units that have not vested will be forfeited upon the participant's termination of employment.

PERFORMANCE UNITS

Each performance unit granted will become payable to a participant upon achievement of specified performance criteria during a specified performance period, which may include a minimum, target and maximum payable. During such performance period the participant shall have no right to transfer or encumber his or her award. Each performance unit shall be evidenced by an agreement which shall contain such terms and conditions as the Board shall determine. Each performance unit may be settled by the delivery of cash, shares of common stock of the Company, or both. Except as otherwise provided in the award agreement, performance units that have not vested will be forfeited upon the participant's termination of employment.

STOCK OPTIONS

The Board may grant to participants either incentive stock options or non-qualified stock options. Each option shall be evidenced by an agreement, which shall contain such terms and conditions as the Board shall determine. The Board has the discretion to determine the number of shares granted, the option price (which shall be no less than one hundred percent of fair market value on the date of grant), the type of option granted and the timing and terms and conditions of exercise. Except as otherwise provided in the award agreement, options will be forfeited upon termination of employment. No option is transferable by a participant other than by the laws of descent and distribution except with respect to an incentive stock option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the participant's lifetime only by him or her or his or her guardian or legal representative.

SARs

The Board may grant to any participant tandem stock appreciation rights along with the grant of an underlying option, which is a right exercisable by surrender of a related option right to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the spread between fair market value on the exercise date and fair market value on the grant date which is (not exceeding than one hundred percent) at the time of exercise. The Board may also grant to any participant free-standing stock appreciation rights without the grant of an underlying option, which is a right of the participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the spread between fair market value on the exercise date and fair market value on the grant date (not exceeding than one hundred percent) at the time of exercise.

Each SAR shall be evidenced by an agreement which shall contain such terms and conditions as the Board shall determine. A SAR may be exercised only in the events provided in the agreement and tandem stock appreciation rights may only be exercised when the underlying option is exercised and only when the spread is positive. No free-standing stock appreciation rights may be exercised more than ten years after the date of grant. Except as otherwise provided in the award agreement, SARs will be forfeited upon the participants termination of employment. No SAR is transferable by a participant other than the laws of descent and distribution and may be exercised during the participant's lifetime only by him or her or his or her legal guardian or representative.

CHANGE IN CONTROL

In the event of a change in control, the Board, in its discretion may provide for the treatment of restricted stock units, performance units, options and SARs in any manner it deems appropriate, including substituting for any awards outstanding under this Plan for such consideration it deems appropriate. Change in control means, except as otherwise prescribed by the Board, (i) a merger or consolidation of the Company where the holders of voting stock in the Company prior to the merger or consolidation do not hold a majority of the voting stock of the surviving corporation; (ii) a sale of all or substantially all of the assets of the Company are sold to a company in which the holders of voting stock in the Company prior to the sale do not hold a majority of the voting stock in the purchasing company; (iii) any person or group becomes a majority owner of the Company; or (iv) the approval of the liquidation or dissolution of the Company.

ADMINISTRATION

This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of an award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith. The Plan may be amended by the Board without shareholder approval to the extent allowed by applicable law and the rules and regulations of The American Stock Exchange, Section 422 of the Code and Section 162(m) of the Code.

QUALIFIED PERFORMANCE BASED COMPENSATION.

Employees, Directors, officers and consultants of the Company are eligible to receive awards under this Plan. Except as limited by Section 162(m) of the Code, compensation paid to employees is deductible by the Company. Section 162(m) of the Code limits the compensation deduction for each of the Company's C.E.O. and its other four highest compensated executive officers ("covered employees," as defined in the agreement) to $1 million in any calendar year unless the compensation is "qualified performance based compensation" under Section 162(m) of the Code. The Plan gives the Board the flexibility, however, to create a committee or subcommittee comprised of directors permitted to make awards under
Section 162(m) of the Code and for that committee or subcommittee to grant awards that qualify for deductibility as performance based compensation under
Section 162(m) of the Code. If the Board chooses to create a committee or subcommittee which chooses to grant awards that qualify as performance based compensation, the awards (other than options) must be contingent on the attainment of one or more performance goals based on one or more of the following performance criteria: operating and maintenance expense targets; customer satisfaction; safety; and financial goals including, but not limited to, absolute or relative (i.e. in relation to a peer group of companies) total shareholder return, return on equity, debt to equity ratio, investment performance, revenues, sales, net income, operating income (with or without investment income or income taxes), cash flow, margin, earnings before any or all of interest, taxes, depreciation and amortization, return on assets, earnings per share and/or growth thereof, or total capital, equity or net worth of the Company, any of its subsidiaries, divisions, business units or other areas of the Company. In addition, the maximum number of restricted share units that may be granted to any covered employee during any calendar year shall be 250,000 shares of common stock of the Company. The maximum amount of performance units that may be granted to any covered employee during any calendar year shall not exceed $1 million, the maximum number of options that may be granted to any covered employee during any calendar year shall not exceed 250,000 shares of common stock of the Company, the maximum number of tandem stock appreciation rights and free-standing stock appreciation rights granted to any covered employee in any calendar year shall not exceed 250,000 shares of common stock of the Company, and the maximum aggregate amount payable in respect of all other awards granted to any covered employee during any calendar year cannot exceed $1 million.

                     FEDERAL INCOME TAX CONSEQUENCES OF THE
                           2006 EQUITY INCENTIVE PLAN

The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

The following is a brief description of the United States federal income tax treatment that will generally apply to awards granted under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise.

RECIPIENTS OF AWARDS SHOULD NOT RELY ON THIS DISCUSSION FOR INDIVIDUAL TAX ADVICE, AS EACH RECIPIENT'S SITUATION AND THE TAX CONSEQUENCES OF ANY PARTICULAR AWARD WILL VARY DEPENDING ON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. EACH RECIPIENT IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR FOR PARTICULAR FEDERAL, AS WELL AS STATE AND LOCAL, INCOME AND ANY OTHER TAX ADVICE.

RESTRICTED SHARE UNITS

An eligible person receiving a grant of restricted share units that is not subject to a substantial risk of forfeiture generally will recognize ordinary income (and the Company will be entitled to a deduction) upon the receipt of shares equal to the excess of the fair market value of the Shares received at such time over the purchase price, if any.

If a restricted share unit award consists of the grant of restricted share units that are subject to a substantial risk of forfeiture (e.g., vest over time), then the recipient will not recognize income when the restricted shares are received, unless the recipient makes the election described below. While the restrictions are in effect, and if dividends are paid on the restricted share units, the recipient will recognize compensation income equal to the amount of the dividends received and the Company will be allowed a deduction in a like amount. When the restrictions on the shares are removed or lapse (i.e., the restricted share units are no longer subject to a substantial risk of forfeiture), the excess of fair market value of such shares on the date the restrictions are removed or lapse over the amount paid by the recipient for the shares will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount.

Upon disposition of the shares, the gain or loss recognized by the recipient will be treated as a capital gain or loss. The capital gain or loss will be short term or long term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions.

If a Section 83(b) election is permitted to be and is filed by the recipient with the Internal Revenue Service within thirty days after the date of grant of restricted share units, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant. The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares as of the date of grant over the amount paid by the recipient for the shares. The Company will be entitled to a deduction in a like amount. If such election is made and the recipient thereafter forfeits the restricted share units, the employee may be entitled to a capital loss.

PERFORMANCE UNITS

An eligible person receiving a performance unit grant will generally not recognize income, and the Company will not be allowed a deduction, at the time the grant is made because the performance units will be subject to a substantial risk of forfeiture. When the recipient receives payment in cash or shares, the amount of cash and the fair market value of the shares received will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount.

OPTIONS

An optionee will not recognize any taxable income at the time a non-qualified option and an "incentive stock option," within the meaning of Section 422 of the Code, is granted and the Company will not be entitled to a federal income tax deduction at that time.

No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise if the holding periods described below are met. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will generally be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares purchased for the greater of two years after the date the incentive stock option was granted and one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction.

If the shares acquired upon exercise of an incentive stock option are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize taxable ordinary income. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee.

Taxable ordinary income will be recognized by the holder of a non-qualified option, that is an option that does not qualify as an incentive stock option, at the time of exercise, in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction equal to that amount. The optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares. The capital gain or loss will be short term or long term depending on the period of time the shares are held by the optionee following exercise.

MISCELLANEOUS

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disqualifying disposition with respect to incentive stock option shares.

As described above, the terms of the agreements pursuant to which specific awards are made to participants under the Plan may provide for accelerated vesting or payment of an award in connection with a change of control. In that event and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a twenty percent excise tax on any excess parachute payments and the Company will be denied deductions with respect to such payments.

SECTION 162(m) OF THE INTERNAL REVENUE CODE.

Section 162(m) of the Code precludes a public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "qualified performance-based compensation" is specifically exempt from the deduction limit. The Plan has been designed to provide flexibility with respect to whether awards will qualify as performance-based compensation under Section 162(m) of the Code. The Company believes that at this time awards under the Plan will not qualify as qualified performance based compensation. Therefore, the Company's compensation expense deductions relating to such awards will be subject to the Section 162(m) of the Code deduction limitation.

SECTION 409A OF THE CODE.

Section 409A of the Code regulates the payment of deferred compensation and if compensation is deferred and the deferral does not comply with Section 409A of the Code, the participant will be subject to a twenty percent excise tax on such amounts. In addition, if the participant is a "specified employee" (generally one of the top fifty officers who makes more than $130,000 per year), no deferred compensation may be paid to the specified employee during the first six months following separation from service. The regulations under Section 409A are not final but it is possible that certain awards made under the Plan, in particular when the award is not subject to substantial risk of forfeiture, will be deemed deferred compensation under Section 409A. If that is the result, then the recipient of the award may be subject to income tax and a twenty percent excise tax upon the grant of the award.

WITHHOLDING TAXES

To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit. As an element or supplement to any award granted under this Plan, the Board may also make a cash payment, including tax offset cash payment to assist participants in paying taxing incurred as a result of participation in this Plan, on such terms and conditions as determined by the Board.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN.

  PROPOSAL 4: APPROVAL OF THE AMENDMENT OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO FORTUNE INDUSTRIES, INC.

The Board has approved the amendment of the Company's Restated Articles of Incorporation (the "Articles") to change the name of the Company from Fortune Diversified Industries, Inc. to Fortune Industries, Inc.

The Company's management and the Board believe that this change of the Company's name may favorably affect the Company's general image and may enhance interest in the Company among potential investors.

The Company's management and Board reserve the right, subsequent to the shareholders' approval of the amendment of the Articles, to not finalize the amendment of the Articles and to thereby keep the Company's name as Fortune Diversified Industries, Inc.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered during the Company's past three fiscal years ended August 31, 2005 by our Chief Executive Officer and each of the Company's other most highly compensated executive officers whose total annual compensation for fiscal year 2005, based on salary and bonus earned during fiscal year 2005, exceeded $100,000 (the "Named Executive Officers"). No other executive officers of the Company received a salary and bonus for fiscal year 2005 in excess of $100,000 so as to require their inclusion in the table.

                                         Fiscal Year          Annual Salary
Name and Principal Position            Ended August 31,        Compensation
----------------------------------------------------------------------------
John F. Fisbeck, CEO (1)                     2005                 $ 360,000
                                             2004                         -
                                             2003                         -
----------------------------------------------------------------------------
Carter M. Fortune CEO(1),(2)                 2005                         -
                                             2004                         -
                                             2003                         -
----------------------------------------------------------------------------
Harlan M. Schafir,                           2005                 $ 240,000
    COO (3)                                  2004                 $ 240,000
                                             2003                         -
----------------------------------------------------------------------------


(1) John F. Fisbeck was elected Chief Executive Officer of the Company on May 27, 2005 and Carter M. Fortune resigned as Chief Executive Officer on the same day.
(2) Carter M. Fortune was paid no salary during his term as the Company's CEO.
(3) The compensation set forth above for Mr. Schafir is derived from an Employment Agreement between Mr. Schafir and the Company under which Mr. Schafir is paid an annual salary of $120,000 and an Employment Agreement between Mr. Schafir and PSM under which Mr. Schafir is also paid an annual salary of $120,000.

OPTIONS/SARs GRANTS IN THE LAST FISCAL YEAR ENDING AUGUST 31, 2005

No grants were made during the fiscal year ending August 31, 2005.

AGGREGATED OPTION/SAR EXERCISES IN THE FISCAL YEAR ENDING AUGUST 31, 2005 AND PERIOD-END OPTION/SAR VALUES

There were no option/SAR exercises during the fiscal year ended August 31, 2005 by any of the Named Executive Officers and there are currently no outstanding unexercised options or SARs held by any of the Named Executive Officers.

REPORT ON REPRICING OF OPTIONS/SARS

As stated above, there are and, during fiscal year 2005, were no outstanding options or SARs held by the Named Executive Officers and therefore there was no re-pricing of such instruments.

LONG TERM INCENTIVE PLAN AWARDS

There were no Long Term Incentive Plan Awards granted to a Named Executive Officer during the last completed fiscal year.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Harlan M. Schafir is a party to an Employment Agreement with the Company. That agreement is dated October 1, 2003 and its term runs until September 30, 2006, unless earlier terminated or extended pursuant to an agreement between the parties. Under the terms of the agreement, Mr. Schafir will receive $120,000 in annual salary, subject to increase by the Board of the Company. Mr. Schafir is to receive the same benefits as other Company employees.

An Employment Agreement also exists between Mr. Schafir and PSM, a Company subsidiary. The agreement was effective October 1, 2003 and the term of the agreement is until September 30, 2006, unless earlier terminated. The agreement may also be renewed beyond that initial term by the parties. Under the terms of the agreement, Mr. Schafir is to receive $120,000 in annual salary, which may be increased by mutual agreement of the parties. Mr. Schafir is also, under the terms of the agreement, entitled to the same benefits offered to other employees of the Company.

The Company does not currently have any termination of employment agreements or change-in-control arrangements with any of the Company's executive officers.

COMPENSATION COMMITTEE AND DETERMINATION OF COMPENSATION

The Company does not have a Compensation Committee and is not required to have such a committee due to its status as a "Controlled Company" as defined under the rules and regulations of The American Stock Exchange.


                            CONTROLLED COMPANY STATUS

As defined in Section 801 of The American Stock Exchange Company Guide, we are a Controlled Company and have utilized the exemptions arising from that status. Our basis for claiming the status of a Controlled Company is that over fifty percent of our issued and outstanding common stock is beneficially owned by several individuals who form a control group. The exemptions arising from our status as a Controlled Company relate to the required number of independent Directors, the process for determining executive compensation and the nomination of Directors.

                          STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act"), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     COMPARATIVE FIVE-YEAR TOTAL RETURNS (1)
     FORTUNE DIVERSIFIED INDUSTRIES, INC., NYSE/AMEX/NASDAQ, PEER GROUP (2)
                    (PERFORMANCE RESULTS THROUGH 8/31/05) (3)


                 Date         Company Index   Market Index   Peer Index

               08/31/2000        100.000        100.000        100.000
               09/29/2000         89.288         95.151         53.226
               10/31/2000         38.681         92.986         53.226
               11/30/2000         35.706         83.576         25.806
               12/29/2000         19.329         85.056         14.516
               01/31/2001         29.755         88.372         29.032
               02/28/2001         24.542         79.900         19.355
               03/30/2001          8.926         74.542         17.742
               04/30/2001          9.522         80.692         10.323
               05/31/2001         10.712         81.533         23.742
               06/29/2001          7.141         80.277         23.742
               07/31/2001          5.951         78.852         23.742
               08/31/2001         11.902         74.153         23.742
               09/28/2001          8.331         67.565         23.742
               10/31/2001         12.140         69.362         23.742
               11/30/2001          4.999         74.656         23.742
               12/31/2001          4.761         75.963         23.742
               01/31/2002          7.141         75.022         23.742
               02/28/2002          6.903         73.433         23.742
               03/28/2002          3.571         76.637         23.742
               04/30/2002          8.093         72.875         23.742
               05/31/2002          4.047         72.010         23.742
               06/28/2002          2.856         67.026         23.742
               07/31/2002          5.951         61.724         23.742
               08/30/2002          5.475         62.133         23.742
               09/30/2002          2.856         55.917         23.742
               10/31/2002          3.571         60.179         23.742
               11/29/2002          4.761         63.778         23.742
               12/31/2002          4.523         60.298         23.742
               01/31/2003          4.999         58.842         23.742
               02/28/2003          5.951         57.844         23.742
               03/31/2003          9.045         58.542         23.742
               04/30/2003          7.855         63.334         23.742
               05/30/2003          9.522         67.215         23.742
               06/30/2003         10.712         68.250         23.742
               07/31/2003          8.569         69.880         23.742
               08/29/2003          9.522         71.537         23.742
               09/30/2003          8.331         70.792         23.742
               10/31/2003         19.043         75.054         23.742
               11/28/2003         26.660         76.161         23.742
               12/31/2003         26.660         79.481         23.742
               01/30/2004         32.135         81.258         23.742
               02/27/2004         33.325         82.448         23.742
               03/31/2004         25.232         81.575         23.742
               04/30/2004         28.565         79.828         23.742
               05/28/2004         24.042         80.896         23.742
               06/30/2004         22.614         82.478         23.742
               07/30/2004         24.042         79.343         23.742
               08/31/2004         20.471         79.653         23.742
               09/30/2004         21.423         81.007         23.742
               10/29/2004         20.233         82.311         23.742
               11/30/2004         21.423         86.141         23.742
               12/31/2004         16.663         89.245         23.742
               01/31/2005         12.616         86.895         23.742
               02/28/2005          9.522         88.677         23.742
               03/31/2005          9.284         87.096         23.742
               04/29/2005          9.045         85.171         23.742
               05/31/2005          7.141         88.431         22.345
               06/30/2005          7.617         89.235         17.225
               07/29/2005         14.306         92.982         23.276
               08/31/2005         14.996         92.065         19.087

         The index level for all series was set to 100.0 on 08/31/2000

(1) Assumes $100 invested at the close of trading on the last trading day proceeding the first day of the fifth preceding fiscal year in our common stock, NYSE/AMEX/NASDAQ, and Peer Group.
(2) Peer group is: Standard Industrial Classification Codes 9900 through 9999 (actively trading issues during relevant period). SIC codes beginning with 99 represent Nonclassifiable establishments, which, in management's opinion, most closely represents the peer group of the Company.
(3)      Graph Prepared by the Center for Research in Security Prices (CRSP).

              SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE REPORT

Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership of such securities on Form 3 and changes in ownership of such securities on Form 4 or 5 with the SEC. Such officers, Directors and ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

Based solely on its review of the copies of such forms received by it, or written representations from certain such reporting persons that no Form 5's were required for such persons, the Company believes that, for the fiscal year ended August 31, 2005, its officers, Directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements, except for one Form 4 that was filed by John F. Fisbeck subsequent to the date such form was due and one Form 3 that was filed by Nolan R. Lackey subsequent to the date such form was due to be filed.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED SHAREHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of February 17, 2006 with respect to the only persons or groups known to the Company who may be deemed to beneficially own more than five percent of the Company's voting securities (i.e. Common Stock).

                          NAME AND ADDRESS OF            AMOUNT AND NATURE OF     PERCENT OF
TITLE OF CLASS             BENEFICIAL OWNER            BENEFICIAL OWNERSHIP (1)      CLASS
--------------       ----------------------------     --------------------------  ----------
 Common Stock        Fortune Diversified Control           8,456,134(2)              80.1
                     Group (in the aggregate)
                     6402 Corporate Drive
                     Indianapolis, IN 46278
 Common Stock        John F. Fisbeck                       1,825,951(3)              17.3
                     6402 Corporate Drive
                     Indianapolis, IN 46278
 Common Stock        Carter M. Fortune                     5,570,183(3)(5)           52.7
                     6402 Corporate Drive
                     Indianapolis, IN 46278
 Common Stock        Norman G. Wolcott, Jr.                  999,123(4)               9.5
                     6402 Corporate Drive
                     Indianapolis, IN 46278
 Common Stock        The Wolcott Trusts                      285,372                  2.7
                     6402 Corporate Drive
                     Indianapolis, IN 46278
 Common Stock        Harlan M. Schafir                     1,310,000                 12.4
                     6402 Corporate Drive
                     Indianapolis, IN 46278

(1) As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security that such person had the right to acquire within 60 days after February 17, 2006. "Beneficial ownership" also includes that ownership of shares that may be imputed to any control group of the Company.

(2) A control group, comprised of Messrs. John F. Fisbeck, Carter M. Fortune, Norman G. Wolcott, Jr., the Norman G. Wolcott Sr. and Lucille H. Wolcott Revocable Trust of 1995, Marital Trust, the Norman G. Wolcott Sr. and Lucille H. Wolcott Revocable Trust of 1995, Survivor's Trust (collectively, the "Wolcott Trusts") and Harlan M. Schafir may be deemed to beneficially own, as defined in Footnote No.1 of this table, 8,456,134 shares of Common Stock, as of February 17, 2006. Individually, each person within the control group has sole dispositive and voting power over the following shares of Common Stock: John F. Fisbeck, 1,637,701 (15.5%); Carter M. Fortune, 4,132,810(39.1%); Norman G.
Wolcott, Jr., 713,751 (6.8%); Norman G. Wolcott, Jr. as Trustee for the Wolcott Trusts, 285,372(2.7%); and Harlan M. Schafir, 1,310,000 (12.4%). Additionally, Messrs. Fortune and Fisbeck share dispositive power over 376,500 shares of the Company's Common Stock held by Fisbeck - Fortune Development, LLC.

(3) As interest holders in Fisbeck - Fortune Development, LLC, Carter M. Fortune and John F. Fisbeck also have shared voting and dispositive power over 376,500 (3.6%) shares of Company Common Stock held by that entity, therefore 188,250 shares are included within the beneficial holdings of both Mr. Fisbeck and Mr. Fortune in the above table.

(4) The beneficial holdings of Norman G. Wolcott, Jr. include the 285,372 shares of Company Common Stock held by the Wolcott Trusts, of which Mr. Wolcott is beneficiary.

(5) Subject to certain rights and restrictions contained in certain Agreements and Plans of Merger and Option Agreements to which Harlan M. Schafir is a party, Carter M. Fortune has a contingent right to purchase 250,000 shares of the Company's Common Stock owned by Mr. Schafir through a call option. Also, pursuant to an Option Agreement by an among Norman G. Wolcott, Jr., the Norman
G. Wolcott Sr. and Lucille H. Wolcott Revocable Trust of 1995, Carter M. Fortune, and the Company, Mr. Fortune has the right to purchase all of the 999,123 shares of the Company's Common Stock held by Mr. Wolcott and held by the Wolcott Trusts. This purchase could be made through a call option held by Mr. Fortune that is subject to the rights and restrictions stated in that Option Agreement. Each of these contingent call rights is potentially exercisable within 60 days from the date of this Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of February 17, 2006 with respect to (i) each current Director, (ii) all individuals serving as the Company's executive officers (as defined in Item 402(a)(3) of Regulation S-K) during the fiscal year ended August 31, 2005, and (iii) all current Directors and all such executive officers as a group. Unless otherwise noted, each holder has sole voting and investment power with respect to the shares of the listed securities. An asterisk (*) indicates beneficial ownership of less than one percent.


                           NAME AND ADDRESS OF               AMOUNT AND NATURE OF          PERCENT OF
TITLE OF CLASS              BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)          CLASS
--------------       --------------------------------      ------------------------        ----------
Common Stock         John F. Fisbeck                            1,825,951 (3)                 17.3
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         Carter M. Fortune                          5,570,183 (2) (3)             52.7
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         David A. Berry                                20,000                      *
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         Amy E. Gallo                                  10,000                      *
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         Harlan M. Schafir                          1,310,000                     12.4
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         Nolan R. Lackey                                    0                      *
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         Paul A. Rayl                                       0                      *
                     6402 Corporate Drive
                     Indianapolis, IN 46278
Common Stock         All current executive officers and         8,736,134                     82.7
                     Directors as a group


(1) As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security that such person had the right to acquire within 60 days after February 17, 2006.

(2) Subject to certain rights and restrictions contained in the Agreements and Plans of Merger and Option Agreements to which Harlan Schafir is a party, Carter
M. Fortune has a contingent right to purchase 250,000 shares of the Company's Common Stock owned by Mr. Schafir through a call option. Also, pursuant to an Option Agreement by an among Norman G. Wolcott, Jr., the Norman G. Wolcott Sr. and Lucille H. Wolcott Revocable Trust of 1995, Carter M. Fortune, and the Company, Mr. Fortune has the right to purchase all of the 999,123 shares of the Company's Common Stock held by Mr. Wolcott and held by the Wolcott Trusts. This purchase could be made through a call option held by Mr. Fortune that is subject to the rights and restrictions stated in that Option Agreement. Each of these contingent call rights is potentially exercisable within 60 days from the date of this Proxy Statement.

(3) As interest holders in Fisbeck - Fortune Development, LLC, Carter M. Fortune and John F. Fisbeck also have shared voting and dispositive power over 376,500 (3.6%) shares of Company Common Stock held by that entity, therefore 188,250 shares are included within the beneficial holdings of both Mr. Fisbeck and Ms. Fortune in the above table.

                               CHANGES IN CONTROL

The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company had a $7.0 million long-term unsecured line of credit with Carter M. Fortune, available through May 1, 2007. This line of credit replaced a previous $3.0 million line of credit with Mr. Fortune which was payable in July 2004. Interest on the line was charged at three percent plus the one-month London Interbank Offered Rate (one-month LIBOR). Outstanding borrowings amounted to $6.618 million and $6.268 million at August 31, 2005 and 2004, respectively. This debt was converted to seven and one half percent preferred stock on November 30, 2005.

During fiscal year 2004 the Company leased an office and warehouse facility in Zionsville, Indiana from a limited liability company in which Robert J. Kingston, former Director of the Company and former shareholder is a member. This facility was the location of Kingston Sales Corporation, a Company subsidiary. The lease was terminated in May 2004 and the Company moved the office and warehouse of that subsidiary.

The Company's PSM subsidiary leases an office building in Richmond, Indiana from Harlan M. Schafir. The lease is for a period of five years and provides for $2,000 monthly rent and expires in May 2008.

During March 2004, the Company entered into an operating lease agreement for rental of a building with Fisbeck-Fortune Development, LLC. All of the Company's subsidiaries, excluding James H. Drew Corporation ("JH Drew"), Nor-Cote International, Inc. ("Nor-Cote") and PSM moved into the new facility between the months of March 2004 through May 2004. The lease agreement includes a five-year term with one option to extend the lease term for a one-year period and provides for monthly rent of $42,000.

On April 30, 2004, JH Drew entered into an operating lease agreement for rental of three buildings located in Indiana, Tennessee and Missouri with Fisbeck-Fortune Development, LLC. The lease agreement includes a five-year term with one option to extend the lease term for a one-year period and provides for monthly rent of $15,000.

As part of an arrangement, dated July 2003, entitled "Agreement for Purchase and Sale of Real Estate" between the Company's Nor-Cote subsidiary and a party controlled by a Company shareholder, Nor-Cote purchased, in fiscal year 2005, the office building in which the US administrative personnel are located. A subsequent agreement was executed between Nor-Cote and Fisbeck-Fortune Development LLC for the sale of that building. No gain or loss was recorded on the transaction. On September 1, 2005, Nor-Cote entered into an operating lease agreement ("Agreement") to rent the building from a related party. The Agreement provides for base rent of $7,000. The base rent shall be adjusted annually to fair market value. The Agreement also includes one renewal option, which allows the Company to extend the lease term for an additional year.

                                 CODE OF ETHICS

The Company has adopted a code of ethics (the "Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, and employees. A copy of the Company's Code of Ethics can be viewed on the Company's website at www.ffi.net or obtained free of charge by sending a written request to the attention of the Company's Chief Financial Officer, Amy Gallo, at 6402 Corporate Drive, Indianapolis, Indiana 46278.

                              FINANCIAL INFORMATION

A copy of the Company's Annual Report, which includes the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2005, including the financial statements and the schedules thereto, is being mailed along with this Proxy Statement. Copies of our 10-KSB may be obtained upon the written or oral request of any shareholder as of the Record Date, and we will provide copies of the exhibits to the Form 10-KSB upon payment of a reasonable fee that will not exceed our reasonable expenses incurred in connection therewith. Requests for such materials should be directed to the attention of the Company's Chief Financial Officer, Amy Gallo, at 6402 Corporate Drive, Indianapolis, Indiana 46278. The Form 10-KSB along with our other SEC filings may also be found on the Company's website at www.ffi.net. The Annual Report is not to be considered as proxy solicitation material.

                              SHAREHOLDER PROPOSALS

Any of our shareholders wishing to have a proposal considered for inclusion in our 2007 proxy solicitation materials must set forth such proposal in writing to be received at our corporate office no later than August 31, 2006. In addition, any shareholder wishing to nominate a candidate for Director or propose other business at the Annual Meeting must generally give us written notice on or before August 31, 2006, and the notice must provide certain specific information as pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act must comply with the advance notice provisions and other requirements of our bylaws, which are on file with the SEC and may be obtained from our corporate office upon request. Our Board will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in our 2007 proxy solicitation materials or consideration at the 2007 Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on November 15, 2006, and also retain that authority under certain other circumstances.

                                  OTHER MATTERS

OTHER MATTERS TO COME BEFORE THE 2006 ANNUAL MEETING

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this Proxy Statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

The Report of the Audit Committee and the information on the Fortune website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Fortune filing under the Securities Act or the Exchange Act, except to the extent Fortune specifically incorporates the respective report or website information therein by reference.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may communicate with the Board by sending any correspondence they may have in writing to the Company's Chief Financial Officer, Amy Gallo, at 6402 Corporate Drive, Indianapolis, Indiana 46278, who will then directly forward such correspondence to the chairman of the Board. The Chairman of the Board will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person, or by mail, telephone, facsimile or other means of electronic communication by our Directors, officers and other employees and none of those persons will receive any additional compensation in connection with the solicitation.

We also will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

HOUSEHOLDING OF PROXY MATERIALS

The practice of sending only one copy of proxy materials is known as "householding," and is permitted by SEC rules. This procedure reduces the volume of duplicate information shareholders receive and helps to reduce our printing and postage costs. In future mailings, separate proxy cards will be sent to each shareholder of record. However, a single Proxy Statement and annual report will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from any shareholder at that address.

If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, or if you have received multiple copies of our Proxy Statement and annual report and would like to household, or if you did not receive an individual copy of this Proxy Statement or our annual report, please notify your broker if you hold your Fortune shares through a broker, or submit a written request if you are a shareholder of record to the attention of the Company's Chief Financial Officer, Amy Gallo, at 6402 Corporate Drive, Indianapolis, Indiana 46278.

                                   APPENDIX A

         AUDIT COMMITTEE CHARTER OF FORTUNE DIVERSIFIED INDUSTRIES, INC.

A. ORGANIZATION

   1. Appointment. The board of directors will appoint an audit committee, which will be composed of at least two directors. The board of directors also will appoint a chairman of the audit committee.

   2. Qualifications. Each member of the audit committee must satisfy applicable law relating to independence, expertise and experience.

B. STATEMENT OF PURPOSE

   1. Oversight Responsibility. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. This oversight responsibility includes oversight relating to (1) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls, (2) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the qualifications, independence and performance of the independent auditors,
       (3) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures, and (4) the fulfillment of the other responsibilities set forth in this charter. The audit committee also will prepare the report of the audit committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

   2. Other Matters. It is not the role of the audit committee to plan or conduct audits, to guarantee the accuracy or quality of the Company's financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management and the independent auditors.

C. OPERATION

   1. Open Communication. The audit committee will maintain regular and open communication among the directors, the independent auditors, and management.

   2. Reports to the Board of Directors. The audit committee will review with the board of directors any issues that arise within the scope of the oversight responsibility of the audit committee as described above, will report committee actions to the board of directors, and may make appropriate recommendations for action by the board of directors.

   3. Meetings. The audit committee will establish a schedule of meetings to be held each year and may schedule additional meetings as required. In planning the annual schedule of meetings, the audit committee will ensure that sufficient opportunities exist for its members to meet separately, periodically, with the independent auditors, without management present and to meet separately with management, without the independent auditors present.

   4. Procedures. The audit committee may adopt such procedures relating to the conduct of its proceedings as it deems appropriate.

   5. Access to Records, Advisors and Others. The audit committee will have full authority (1) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, (2) to retain independent legal, accounting or other advisors, as it determines to be necessary to carry out its duties, to advise the audit committee and (3) to request any officer or employee of the Company, the Company's external counsel, the internal auditors or the independent auditors to attend meetings of the audit committee or to meet with any members of, or advisors to, the audit committee. The audit committee may retain advisors without seeking approval of such retention by the board of directors. The Company will provide appropriate funding, as determined by the audit committee, for payment of the compensation of the independent auditors and of any independent advisors retained by the audit committee, as well as ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

   6. Performance Evaluation. The audit committee will establish criteria for evaluating its performance and will conduct such an evaluation on an annual basis.

D. RESPONSIBILITIES

The following will be the principal responsibilities of the audit committee:

   1. Engagement of Independent Auditors. The independent auditors are accountable to the audit committee. The audit committee will directly engage the independent auditors and directly oversee, evaluate and, where appropriate, replace the independent auditors. The independent auditors will report directly to the audit committee. Any engagement of the independent auditors by the audit committee may be subject to shareholder approval or ratification, as determined by the board of directors.

   2. Pre-Approval of Audit and Non-Audit Services. The audit committee will approve in advance (1) all audit, review and attest services and all non-audit services provided to the Company by the independent auditors and (2) all fees payable by the Company to the independent auditors for such services, all as required by applicable law or listing standards.

   3. Independence of Independent Auditors. The audit committee will consider matters relating to the independence of the independent auditors. The audit committee will ensure that the independent auditors submit, on a periodic basis, to the audit committee formal written statements delineating all relationships between the independent auditors and the Company, as required by the Independence Standards Board (or any successor body), will discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence and will take appropriate action in response to the independent auditors' statements to satisfy itself of the independent auditors' independence.

   4. Performance of Independent Auditors. The audit committee will review the performance of the independent auditors annually. In connection with this evaluation, the audit committee will consult with management and will obtain and review a report by the independent auditors describing their internal control procedures, issues raised by their most recent internal quality control review or peer review (if applicable) or by any inquiry or investigation by governmental or professional authorities for the preceding five years, and the response of the independent auditors to any such review, inquiry or investigation, including any steps taken to deal with any such issues. The audit committee will consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis.

   5. Audits. The audit committee will discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the audit committee will discuss with management and the independent auditors the Company's major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls, and the steps management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits. The audit committee will review with management and the independent auditors management's annual internal control report, including any attestation of such internal control report by the independent auditors. The audit committee will obtain and review periodic reviews from management regarding any significant deficiencies in the design or operation of the Company's internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internals controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

   6. Review of Disclosure Controls and Procedures. The audit committee will review with the chief executive officer, the chief financial officer and the disclosure committee the Company's disclosure controls and procedures and will review periodically, but no less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

   7. Consultation with Independent Auditors. The audit committee will review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise and any management letter provided by the auditors and the Company's response to that letter. This review will address any difficulties encountered by the independent auditors in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, and any material adjustments to the financial statements recommended by the independent auditors, regardless of materiality.

   8. Review of Regulatory and Accounting Initiatives. The audit committee will review with management and the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures.

   9. Review of Annual SEC Filings. The audit committee will review and discuss with management and the independent auditors the audited financial statements and the other financial information, including the Company's disclosures under "Management's Discussion and Analysis of Financial

       Condition and Results of Operations," to be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. The audit committee also will discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based on such review and discussion, the audit committee will make a determination whether to recommend to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

   10. Review of Quarterly SEC Filings and Other Communications. The audit committee will review and discuss with management and the independent auditors the quarterly financial information, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission. In connection with this review, the audit committee will discuss the results of the independent auditors' review of the Company's quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71. The audit committee also will discuss any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The audit committee will discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, to the extent required by applicable law or listing standards.

   11. Proxy Statement Report. The audit committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

   12. Related Party Transactions. The audit committee will conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions. The related party transactions subject to audit committee review and approval are transactions required to be disclosed pursuant to
       Item 404 of Regulation S-K of the Securities and Exchange Commission.

   13. Hiring Guidelines. The audit committee will approve guidelines for the Company's hiring of former employees of the independent auditors, which will meet the requirements of applicable law and listing standards.

   14. Establishment of Whistleblowing Procedures. The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

   15. Review of Legal and Regulatory Compliance. The audit committee will periodically review with management, including the internal general counsel (if any), and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company's financial statements, accounting or auditing matters or compliance with the Company's code of conduct and ethics. The Committee also will meet periodically and separately with the Company's internal general counsel

       (if any) to review material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

   16. Code of Business Conduct and Ethics. The audit committee will consider and act upon any amendments to the Company's Code of Business Conduct and Ethics and upon any request by executive officers for waivers under the Code of Business Conduct and Ethics.

   17. Other Responsibilities. The audit committee also will carry out such other duties that may be delegated to it by the board of directors from time to time.

E. CHARTER

   1. Annual Review. The audit committee will review and reassess the adequacy of this charter on an annual basis.

   2. Inclusion in Proxy Statement. The audit committee will cause a copy of the charter to be included in the Company's annual proxy statement filed with the Securities and Exchange Commission as required by applicable law or regulation. Adopted by the board of directors on October 20, 2003 and last amended on February 9, 2004.

Adopted by the board of directors on May 16, 2005.

                                   APPENDIX B

                      FORTUNE DIVERSIFIED INDUSTRIES, INC.
                           2006 EQUITY INCENTIVE PLAN
              ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 24, 2006


1.  PURPOSE.

    The purpose of the Fortune Diversified Industries, Inc. an Indiana corporation 2006 Equity and Performance Incentive Plan is to link the personal interests of the officers, employees, Board of Directors, and consultants of the Company and its Subsidiaries to those of Company shareholders. The Plan provides such individuals with an incentive for outstanding performance to generate excellent returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of officers, employees, members of the Board and consultants of the Company, upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

2.  DEFINITIONS.

    As used in this Plan,

       (a) "Appreciation Right" means a right granted pursuant to Section 7 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

       (b) "Award" means Restricted Share Units, Performance Units, Option Rights or Appreciation Rights granted to a Participant under this Plan.

       (c) "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right, which shall never be less than the Market Value per Share on the Date of Grant.

       (d) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to this Plan, such committee (or subcommittee).

       (e) "Change of Control" has the meaning provided in Section 11 of this Plan.

       (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

       (g)   "Common Stock" means the shares of common stock of the Company.

       (h) "Company" means Fortune Diversified Industries, Inc., an Indiana corporation and its Subsidiaries.

       (i) "Consultant" means any person, including an advisor, engaged by the Company to render consulting or advisory services and who is compensated for such services.

       (j) "Continuous Service" means that the Participant's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated.

       (k)   "Covered Employee" means the chief executive officer and the four
             (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
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       (l)   "Date of Grant" means the date specified by the Board on which a grant of Restricted Share Units, Performance Units, Option Rights or Appreciation Rights shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

       (m)   "Director" means a member of the Board.

       (n) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

       (o) "Employee" means any person employed by the Company (as defined in accordance with Section 3401(c) of the Code). Service as a Director or payment of a director's fee by the Company for such service shall not be sufficient to constitute "employment" by the Company.

       (p) "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the Award granted.

       (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

       (r) "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 7 of this Plan that is not granted in tandem with an Option Right.

       (s) "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code.

       (t) "Market Value per Share" means, as of any particular date, the fair market value of a share of Common Stock, which shall be the closing sales price as quoted on the established securities market on which the Company's Common Stock is readily tradable, which is currently the American Stock Exchange, on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. In the absence of an established securities market on which the Company's Common Stock is readily tradable, the Market Value per Share shall be determined by the Board by the reasonable application of a reasonable valuation method which meets standards set forth in
             Section 409A of the Code.

       (u) "Non-Employee Director" means a director who is not currently an employee of the Company, does not receive compensation, either directly or indirectly, from the Company, for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under
             Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under
             Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to
             Item 404(b) of Regulation S-K; or is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

       (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (w) "Optionee" means the Participant named in an Evidence of Award evidencing an outstanding Option Right.

       (x) "Option Price" means the purchase price payable on exercise of an Option Right, which shall never be less than Market Value per Share as of the Date of Grant.

       (y) "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 6 of this Plan.
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       (z)   "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an Employee of the Company, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director or Consultant who receives an Award; provided that with respect to a Consultant, (i) such individual must be a natural person, (ii) such individual must provide bona fide services to the Company, and (iii) such services may not be in connection with the offer or sale of securities in a capital-raising transaction and may not directly or indirectly promote or maintain a market for the Company's securities.

       (aa) "Performance Criteria" means the following performance criteria used to establish the measurable performance goals for Participants who have received grants of Restricted Share Units, Performance Units, Option Rights or Appreciation Rights pursuant to this Plan: operating and maintenance expense targets; customer satisfaction; safety; and financial goals including, but not limited to, absolute or relative (i.e. in relation to a peer group of companies) total shareholder return, return on equity, debt to equity ratio, investment performance, revenues, sales, net income, operating income (with or without investment income or income taxes), cash flow, margin, earnings before any or all of interest, taxes, depreciation and amortization, return on assets, earnings per share and/or growth thereof, or total capital, equity or net worth of the Company, any of its subsidiaries, divisions, business units or other areas of the Company. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company in which the Participant is employed. The Performance Criteria may be made relative to the performance of other corporations. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria unsuitable, the Board may in its discretion modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

       (bb) "Performance Period" means, in respect of a Performance Unit, a period of time established pursuant to Section 5 of this Plan within which the Performance Criteria relating to such Performance Unit are to be achieved.

       (cc) "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 5 of this Plan.

       (dd) "Plan" means this Fortune Diversified Industries, Inc. 2006 Equity Incentive Plan.

       (ee) "Restriction Period" means the period of time during which Restricted Share Units are subject to restrictions under Section 4 of this Plan.

       (ff) "Restricted Share Units" means an Award of Common Stock to a Participant made pursuant to and subject to the restrictions set forth in Section 4 of this Plan, which gives the Participant the right to receive shares of Common Stock at the end of a specified Restriction Period.

       (gg) "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in the Appreciation Right.

       (hh) "Subsidiary" means any entity where the Company owns or controls, directly or indirectly, over 50% of the Voting Power.

       (ii) "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 7 of this Plan that is granted in tandem with an Option Right.

       (jj) "Ten Percent Employee" means an employee of the Company who owns Common Stock possessing more than 10% of the total combined Voting Power of all classes of stock of the Company.

       (kk) "Voting Power" means at any time the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

3.  SHARES AVAILABLE UNDER THIS PLAN.

       (a) The number of shares of Common Stock that may be issued or transferred (i) as Restricted Share Units, (ii) in payment of Performance Units that have been earned or (iii) upon the exercise of Option Rights or Appreciation Rights, with respect to Awards made under this Plan shall not exceed in the aggregate 1,000,000 shares of Common Stock and the number of shares of Common Stock that may be issued or transferred as Incentive Stock Options shall not exceed in the aggregate 250,000 shares of Common Stock, all subject to adjustments as provided in Section 3(b) and Section 10 of this Plan.

       (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to Awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any Award granted under this Plan, any shares that were covered by that Award shall again be available for issue or transfer hereunder.

        (c) The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  RESTRICTED SHARE UNITS.

    The Board may authorize the granting or sale of Restricted Share Units to Participants. Each Restricted Share Unit Award shall be evidenced by an Evidence of Award which shall contain such terms and conditions as the Board shall determine. The terms and conditions of Restricted Share Unit agreements may change from time to time, and the terms and conditions of separate agreements need not be identical; provided, however, that each agreement may include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

       (a) each grant shall specify the number of Restricted Share Units to which it pertains;

       (b) each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant;

       (c) each such grant or sale shall be subject to a Restriction Period, as determined by the Board at the Date of Grant, and the Board may impose such restrictions or conditions to the vesting of the Restricted Share Unit as it deems appropriate including, without limitation Performance Criteria, and may provide for the lapse or other modification of such Restriction Period in the event of a Change of Control;

       (d) during the Restriction Period, the Participant shall have no right to transfer, pledge, encumber or otherwise dispose of any Restricted Share Units or any rights under his or her Award and, unless otherwise stated in the agreement, shall have no rights of ownership in the Restricted Share Units, no rights to dividends on the Restricted Share Units and shall have no right to vote them;

       (e) each grant or sale of Restricted Share Units shall be evidenced by an Evidence of Award and shall contain such terms and provisions, consistent with this Plan, as the Board may approve; and

       (f) a Restricted Share Unit award may be settled by the delivery of cash, shares of Common Stock, or both;

       (g) at the time of the grant of a Restricted Share Unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of cash or shares of Common Stock subject to a Restricted Share Unit award after the vesting of such Award;

       (h) if set forth in the agreement, dividend equivalents may be credited in respect of Restricted Share Units, as the Board deems appropriate, which dividend equivalents may be converted into additional Restricted Share Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of Restricted Share Units then credited by (2) the Market Value per Share of Common Stock on the payment date for such dividend; and

       (i) except as otherwise provided in the applicable Award agreement, Restricted Share Units that have not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

5.  PERFORMANCE UNITS.

    The Board may authorize the granting of Performance Units that will become payable to a Participant upon achievement of specified Performance Criteria. Each Performance Unit Award shall be evidenced by an Evidence of Award which shall contain such terms and conditions as the Board shall determine. The terms and conditions of Performance Unit agreements may change from time to time, and the terms and conditions of separate agreements need not be identical; provided, however, that each agreement may include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

       (a) each grant shall specify the number of Performance Units to which it pertains;

       (b) the Performance Period with respect to each Performance Unit shall be such period of time as shall be determined by the Board on the Date of Grant;

       (c) any grant of Performance Units shall specify Performance Criteria which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Performance Criteria a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Criteria;

       (d) during the Performance Period, the Participant shall have no right to transfer, pledge, encumber or otherwise dispose of any rights under his or her Award and shall have no rights as a shareholder;

       (e) each grant shall specify the time and manner of payment of Performance Units that have been earned and may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock (by converting the cash into shares of

             Common Stock using the Market Value per Share on the payment date) or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives;

       (f) any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant;

       (g) each grant of Performance Units shall be evidenced by an Evidence of Award and shall contain such other terms and provisions, consistent with this Plan, as the Board may approve;

       (h) at the time of the grant of Performance Units awards, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to Performance Units award after the vesting of such award;

       (i) dividend equivalents may be credited in respect of Performance Units, as the Board deems appropriate, which dividend equivalents may be converted into additional Performance Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of Performance Units then credited by (2) the Market Value per Share of Common Stock on the payment date for such dividend; and

       (j) except as otherwise provided in the applicable Award agreement, Performance Units that have not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

6.  OPTION RIGHTS

    The Board may authorize the granting to Participants of Option Rights. Each Option Right Award shall be evidenced by an Evidence of Award, which shall contain such terms and conditions as the Board shall determine. The terms and conditions of Option Right agreements may change from time to time, and the terms and conditions of separate agreements need not be identical; provided, however, that each agreement may include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

       (a) each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in this Plan;

       (b) each grant shall specify an Option Price per share; provided that the Option Price of an Incentive Stock Option may not be less than 100% of the Market Value per Share on the Date of Grant, except that with respect to Incentive Stock Options issued to a Ten Percent Employee, the Option Price of an Incentive Stock Option may not be less than 110% of the Market Value per Share on the Date of Grant;

       (c)   each grant shall specify whether the Option Price shall be payable
             (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) in such other form of consideration as is deemed acceptable by the Board;

       (d) to the extent permitted by law, any grant may provide for payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Common Shares to which such exercise relates;

       (e) successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised;

       (f) each grant shall specify the period or periods of Continuous Service by the Optionee with the Company, if any, that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control; provided an Incentive Stock Option shall be exercisable in any calendar year only to the extent the aggregate Market Value with respect to which Incentive Stock Options exercisable for the first time during the calendar year does not exceed $10,000;

       (g) any grant of Option Rights may specify Performance Criteria that must be achieved as a condition to the exercise of such rights;

       (h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing but Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under the Code;

       (i) in the event of the termination of Continuous Service of a holder of any such Option Rights, the then outstanding Options Rights of such holder shall be exercisable in accordance with the terms and provisions of the agreement executed by the Participant and the Company evidencing the grant of such Option Rights and if there are no such terms and conditions in the agreement the Option Rights will be forfeited upon the Participant's termination of Continuous Service for any reason;

       (j) the exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 7 of this Plan;

       (k) no Option Right shall be exercisable more than 10 years from the Date of Grant (five years with respect to Incentive Stock Options granted to a Ten Percent Employee);

       (l) the Board reserves the discretion after the Date of Grant to provide, to the extent permitted by applicable law, for (i) the payment of a cash bonus at the time of exercise; (ii) the availability of a loan at exercise; or (iii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price; and

       (m) each grant of Option Rights shall be evidenced by an Evidence of Award and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

7.  SARS.

       (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

       (b) Each Appreciation Rights Award shall be evidenced by an Evidence of Award which shall contain such terms and conditions as the Board shall determine. The terms and conditions of the Appreciation Rights agreement may change from time to time, and the terms and conditions of separate agreements need not be identical; provided, however, that each agreement may include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

             i. any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives;

             ii. any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant;

             iii. any grant may specify waiting periods before exercise and permissible exercise dates or periods;

             iv. any grant may specify that such Appreciation Right may be exercised only in certain events, or earlier in the event of, a Change of Control;

             v. any grant of Appreciation Rights may specify Performance Criteria that must be achieved as a condition of the exercise of such Appreciation Rights;

             vi. except as otherwise provided in the applicable Award agreement, Appreciation Rights will be forfeited upon the Participant's termination of Continuous Service for any reason; and

             vii. each grant of Appreciation Rights shall be evidenced by an Evidence of Award, which Evidence of Award shall describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

       (c) Any grant of Tandem Appreciation Rights shall provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

       (d)   Regarding Free-Standing Appreciation Rights only:

             i. each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             ii. successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

             iii. no Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

8.  AWARDS TO NON-EMPLOYEE DIRECTORS AND CONSULTANTS.

    The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Share Units, Performance Units, Option Rights (other than Incentive Stock Options) or Appreciation Rights to Non-Employee Directors and Consultants.

       (a) each grant of Option Rights awarded pursuant to this Section 8 shall be upon terms and conditions consistent with Section 6 of this Plan. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

             i. if a Non-Employee Director subsequently becomes an employee of the Company while remaining a member of the Board, any Option Rights held under this Plan by such individual at the time of such commencement of employment shall not be affected thereby; and

             ii. Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered, which shall be made in cash or in shares of Common Stock or in a combination of cash and such shares of Common Stock or in such other manner approved by the Board.

       (b) each grant of Restricted Share Units and Performance Units pursuant to this Section 8 shall be upon terms and conditions consistent with Section 4 and Section 5 of this Plan, respectively;

       (c) at the discretion of the Board, Non-Employee Directors, pursuant to this Section 8, may be awarded, or may be permitted to elect to receive pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Stock in lieu of cash; and

       (d) a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a person, or because of any other rule governing the use of Form S-8.

9.  TRANSFERABILITY.

       (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, except with respect to an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange
             Act). Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

       (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the termination of the Restriction Period applicable to Restricted Share Units, upon payment under any grant of Performance Units, upon the exercise of Option Rights or Appreciation Rights or (ii) no longer subject to the risk of forfeiture and restrictions on transfer referred to in Sections 4 and 6 of this Plan, shall be subject to further restrictions on transfer.

10. ADJUSTMENTS.

       (a) The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Awards granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

       (b) Moreover, in the event of any such transaction or event or in the event of a Change of Control, the Board, in its discretion, may provide for the treatment of Awards in any manner it deems appropriate, including substituting for any or all outstanding Awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced.

11. CHANGE OF CONTROL.

    For purposes of this Plan, except as may be otherwise prescribed by the Board at any time, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

       (a) the Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined Voting Power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of shares of Common Stock outstanding immediately prior to such transaction.

       (b) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation (other than a subsidiary) or other legal person, and less than a majority of the combined Voting Power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock outstanding immediately prior to such sale or transfer;

       (c) if any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d 3 promulgated under the Exchange Act) (other than the Company, any director or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing more than 50% of the combined Voting Power of the Company's then outstanding securities; or

       (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

12. FRACTIONAL SHARES.

    The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

13. WITHHOLDING TAXES.

    To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit.

    As an element or supplement to any award granted under the Plan, the Board may also make a cash payment, including tax offset cash payment to assist Participants in paying taxing incurred as a result of participation in the Plan, on such terms and conditions as determined by the Board.

14. ADMINISTRATION OF THIS PLAN.

       (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. The committee may consist solely of two or more outside directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the committee may delegate to a committee of one or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

       (b) A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

       (c) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

15. AMENDMENTS, MISCELLANEOUS, ETC.

       (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or applicable self regulatory organization to which the Company subscribes shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

       (b) The Board may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferred amounts. Any such deferral arrangements shall be in compliance with
             Section 409A of the Code.

       (c) The Board may condition the grant of any Award or combination of Awards authorized under this Plan on the surrender by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company to the Participant.

       (d) If permitted by Section 409A of the Code, in case of termination of employment or, if the Participant is a Non-Employee Director, termination of service on the Board by reason of death, Disability or normal or early retirement, or in the case of unforeseeable emergency or other circumstances of a Participant who holds a Restricted Share Unit as to which the Restriction Period has not been completed, or any Performance Units which have not been fully earned, or an Option Right or Appreciation Right not immediately exercisable in full, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 13(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Restriction Period will end or the time at which such Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate, or accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such risk of forfeiture or prohibition or restriction on transfer will lapse or may waive any other limitation or requirement under any such Award.

       (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company, nor shall it be construed as a contract of employment or otherwise interfere in any way with any right the Company would otherwise have to terminate such Participant's at-will employment or other service at any time.

       (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

       (g) Any grant or sale, as applicable, of an Award may require, as a condition to the exercise, grant or sale thereof, that the Participant agree to be bound by a repurchase right or right of first refusal in favor of the Company upon the occurrences of certain specified events.

       (h) Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

       (i) The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award agreement shall give the Participant any rights that are greater than those of a general unsecured creditor of the Company.

       (j) Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to
             Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
             Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

       (k) To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

       (l) No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

       (m) The expenses of administering the Plan shall be borne by the Company.

16. TERMINATION.

       (a) No grant shall be made under this Plan more than 10 years after the date on which this Plan is first adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

       (b) This Plan may be wholly or partially suspended or terminated at any time or from time to time by the Board. Except as expressly permitted by the terms of this Plan, neither the suspension nor termination of this Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any grant theretofore granted. No grant may be made during any period of suspension or after termination of this Plan.

17. COMPLIANCE WITH REGULATORY COMMISSIONS AND THE CODE.

    The obligation of the Company to make payment of awards in stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Common Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption and the Company shall be relieved from any liability for failure to issue and sell Common Stock upon vesting of such Awards unless and until such authority is obtained.

    To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. The Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause the Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of participants).

    Notwithstanding anything herein or in any Evidence of Award to the contrary, any payment required to be made to a Participant hereunder shall be made in a lump sum within the period permitted for such payment to be a short term deferral under Section 409A of the Code, unless such payment is properly deferred by the Participant. Notwithstanding the foregoing, if the Participant is a specified employee (as defined in Section 409A of the Code) and a payment is required upon separation from service (as defined in Section 409A of the Code), then such payment shall be made on the first day of the seventh month following separation from service.

18. EFFECTIVE DATE OF THIS PLAN.

    The Plan shall become effective as determined by the Board, but no Award shall be effective unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board.

19. GOVERNING LAW.

    This Plan shall be governed by the laws of the State of Indiana, without regard to conflict of laws principles thereof.

20. SPECIAL PROVISIONS APPLICABLE TO COVERED EMPLOYEES.

    To the extent the Board desires for an Award to a Covered Employee to be qualified performance based compensation, then such Award shall be governed by the conditions of this Section in addition to the requirements of Sections 4 through 7 above. Should conditions set forth under this Section conflict with the requirements of Sections 4 through 7 above, the conditions of this Section shall prevail.

       (a) All Awards to Covered Employees shall be granted by a committee of the Board, which for purposes of this Section shall be comprised solely of two or more outside directors, as defined in Section 162(m) of the Code and the regulations promulgated thereunder (the "Committee") within the period permitted under Section 162(m) of the Code. All Performance Criteria relating to Covered Employees for a relevant Restricted Period or Performance Period shall be established by the Committee in writing prior to the beginning of the Restricted Period or Performance Period, or by such other later date for the Restricted Period or Performance Period as may be permitted under Section 162(m) of the Code.

       (b) The Performance Criteria must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated thereunder.

       (c) The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

       (d) The Award and payment of any Award under this Plan to a Covered Employee with respect to a relevant Restricted Period or Performance Period shall be contingent upon the attainment of the performance goals underlying the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable performance goals underlying the Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.

       (e) The maximum number of Restricted Share Units that may be granted to any Covered Employee during any calendar year shall be 250,000 shares of Common Stock. The maximum number of Performance Units that may be granted to a Covered Employee during any calendar year shall not exceed $1 million. The maximum number of Option Rights that may be granted to a Covered Employee during any calendar year shall not exceed 250,000 shares of Common Stock. The maximum number of Tandem Appreciation Rights and Free-Standing Appreciation Rights granted to a Covered Employee in any calendar year shall not exceed 250,000 shares of Common Stock. The maximum aggregate amount payable in respect of all other Awards granted to a Covered Employee during any calendar year cannot exceed $1 million.

       (f) Notwithstanding anything contained in this Plan to the contrary, the Company shall delay payment to any Participant if the Company reasonably anticipates that the Company's deduction with respect to such payment otherwise would be eliminated by the application of
             Section 162(m) of the Code. The Award subject of the delayed payment shall be automatically transferred to the Company's non-qualified deferred compensation plan. All or any part of the delayed payment shall made at the earliest date at which the Company reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by Section 162(m) of the Code or the calendar year in which the Participant separates from service. This section shall be interpreted and implemented in accordance with Section 409A of the Code and the regulations promulgated thereunder and may be amended by the Committee in the Committee's sole discretion to ensure such compliance.

       (g) All Awards under this Plan to Covered Employees or to other Participants who may become Covered Employees at a relevant future date shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section which is to avoid the loss of deductions by the Company under Section 162(m) of the Code.



                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                FORTUNE DIVERSIFIED INDUSTRIES, INC.

                                                           APRIL 13, 2006


                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.

------------------------------------------------------------------------------------------------------------------------------------
                               Please detach along perforated line and mail in the envelope provided.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND "FOR" PROPOSAL 2, 3 AND 4. PLEASE
SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]

                                                                                                         FOR     AGAINST     ABSTAIN
1. Election of Directors: To elect six directors to serve    2. Ratification of the appointment of       [ ]       [ ]         [ ]
until the next Annual Meeting of Stockholders and until      Somerset CPA's, P.C. as the Company's
their successors have been elected and qualified. The        auditors for the fiscal year ending
nominees are as follows:                                     August 31, 2006.

                                 NOMINEES:                   3. Approval and adoption of the 2006
[ ]  FOR ALL NOMINEES            O John F. Fisbeck           Equity Incentive Plan.                      [ ]       [ ]         [ ]
[ ]  WITHHOLD AUTHORITY FOR      O Carter M. Fortune
     ALL NOMINEES                O Harlan M. Schafir         4. Approval of the amendment to the
[ ]  FOR ALL EXCEPT              O Nolan R. Lackey           Articles of Incorporation.                  [ ]       [ ]         [ ]
     See instructions below)     O David A. Berry
                                 O Paul A. Rayl              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

                                                             PLEASE INDICATE IF YOU PLAN ON ATTENDING THIS MEETING.  [ ]




To change the address on your account, please check the box at right and indicate your new address in the address [ ] space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


                        --------------------      --------------                         ---------------------      ---------------
Signature of Stockholder                     Date:               Signature of Stockholder                      Date:
                        --------------------      --------------                         ---------------------      ---------------


NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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